PRESS RELEASE

Clorox Board Adopts “Proxy Access” for Nominations to its Board

OAKLAND, Calif., Aug. 28, 2015 – The Clorox Company (CLX:NYSE) today announced its board of directors has adopted an amendment to the company’s bylaws allowing “proxy access” for director nominations.

The amendment to the company’s bylaws provides that holders of at least 3 percent of Clorox’s outstanding shares, who have held the shares continuously for three or more years, can nominate individuals for up to 20 percent of the board, for election at the company’s annual stockholder meeting. Up to 20 stockholders may aggregate their shares to reach the 3 percent ownership threshold.

“The board had been reviewing proxy access as part of its ongoing consideration of corporate governance practices,” said George Harad, independent chair of the board. “Subsequently, in April 2015, we received a stockholder proposal for our 2015 annual meeting asking the board to implement proxy access. After thoughtful dialogue and input from some of our largest stockholders, our board decided to adopt a proxy access framework that we believe best serves our company and our stockholders.”

Clorox has a long-standing commitment to strong corporate governance, which includes the following:

●	All directors are elected annually, with a majority voting standard
●	Since 2013, six new directors have been elected
●	In 2015, a new independent chair of the board was appointed
●	10 of the 11 directors are independent; the CEO is the only management director
●	A focus on strong board composition, with the right skills needed for the company’s business
●	Board diversity, with 30 percent female and 50 percent minority independent board members
●	Robust board and management succession planning

The company is committed to creating value for its stockholders and driving its goals of profitable growth and maximizing economic profit across categories, countries and channels. Clorox pursues sustainability across its business – financial, environmental, social and governance – and was an early adopter of integrated annual reporting, which it believes helps demonstrate how Clorox drives long-term sustainable value for its stockholders and communities.

The Clorox Company

The Clorox Company is a leading multinational manufacturer and marketer of consumer and professional products with about 7,700 employees worldwide and fiscal year 2015 sales of $5.7 billion. Clorox markets some of the most trusted and recognized consumer brand names, including its namesake bleach and cleaning products; Pine-Sol® cleaners; Liquid Plumr® clog removers; Poett® home care products; Fresh Step® cat litter; Glad® bags, wraps and containers; Kingsford® charcoal; Hidden Valley® dressings; Brita® water-filtration products and Burt's Bees® natural personal care products. The company also markets brands for professional services, including Clorox Healthcare® and Clorox Commercial Solutions®. More than 80 percent of the company’s sales are generated from brands that hold the No. 1 or No. 2 market share positions in their categories.

The company also has been recognized recently for its corporate responsibility efforts with two Climate Leadership Awards for Excellence from the U.S. Environmental Protection Agency and inclusion on the 2015 Newsweek Green Rankings and Corporate Responsibility magazine’s 100 Best Corporate Citizens 2015 list. The Clorox Company and The Clorox Company Foundation contributed approximately $15 million in combined cash grants, product donations, cause marketing and employee volunteerism during the past year. For more information, visit TheCloroxCompany.com, the CR Matters Blog and follow the company on Twitter at @CloroxCo.

Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such forward-looking statements involve risks and uncertainties. Except for historical information, matters discussed above, including statements about future volume, sales, foreign currencies, costs, cost savings, margin, earnings, earnings per share, diluted earnings per share, foreign currency exchange rates, cash flows, plans, objectives, expectations, growth, or profitability, are forward-looking statements based on management's estimates, assumptions and projections. Words such as "could," "may," "expects," "anticipates," "targets," "goals," "projects," "intends," "plans," "believes," "seeks," "estimates," and variations on such words, and similar expressions that reflect our current views with respect to future events and financial performance, are intended to identify such forward-looking statements. These forward-looking statements are only predictions, subject to risks and uncertainties, and actual results could differ materially from those discussed above. Important factors that could affect performance and cause results to differ materially from management's expectations are described in the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the company's Annual Report on Form 10-K for the fiscal year ended June 30, 2015, as updated from time to time in the company's SEC filings. These factors include, but are not limited to: intense competition in the company’s markets; worldwide, regional and local economic conditions and financial market volatility; the ability of the company to drive sales growth, increase price and market share, grow its product categories and achieve favorable product and geographic mix; risks related to international operations, including political instability; government-imposed price controls or other regulations; foreign currency exchange rate controls, including periodic changes in such controls, fluctuations and devaluations; labor claims, labor unrest and inflationary pressures, particularly in Argentina; and potential harm and liabilities from the use, storage and transportation of chlorine in certain international markets where chlorine is used in the production of bleach; risks related to the possibility of nationalization, expropriation of assets or other government action in foreign jurisdictions; risks related to the company’s discontinuation of operations in Venezuela; volatility and increases in commodity costs such as resin, sodium hypochlorite and agricultural commodities, and increases in energy, transportation or other costs; supply disruptions and other risks inherent in reliance on a limited base of suppliers; the ability of the company to develop and introduce commercially successful products; dependence on key customers and risks related to customer consolidation and ordering patterns; costs resulting from government regulations; the ability of the company to successfully manage global political, legal, tax and regulatory risks, including changes in regulatory or administrative activity; risks related to reliance on information technology systems, including potential security breaches, cyber-attacks or privacy breaches that result in the unauthorized disclosure of consumer, customer, employee or company information, or service interruptions; risks relating to acquisitions, new ventures and divestitures, and associated costs, including the potential for asset impairment charges related to, among others, intangible assets and goodwill; the success of the company’s business strategies; the ability of the company to implement and generate anticipated cost savings and efficiencies; the impact of product liability claims, labor claims and other legal proceedings, including in foreign jurisdictions and the company’s litigation related to its discontinued operations in Brazil; the company’s ability to attract and retain key personnel; the company’s ability to maintain its business reputation and the reputation of its brands; environmental matters, including costs associated with the remediation of past contamination and the handling and/or transportation of hazardous substances; the impact of natural disasters, terrorism and other events beyond the company’s control; the company’s ability to maximize, assert and defend its intellectual property rights; any infringement or claimed infringement by the company of third-party intellectual property rights; the effect of the company’s indebtedness and credit rating on its operations and financial results; the company’s ability to maintain an effective system of internal controls; uncertainties relating to tax positions, tax disputes and changes in the company’s tax rate; the accuracy of the company’s estimates and assumptions on which its financial statement projections are based; the company’s ability to pay and declare dividends or repurchase its stock in the future; and the impacts of potential stockholder activism.

The company's forward-looking statements in this press release are based on management's current views and assumptions regarding future events and speak only as of their dates. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by the federal securities laws.

Media Relations

Aileen Zerrudo (510) 271-3075, aileen.zerrudo@clorox.com

Kathryn Caulfield (510) 271-7209, kathryn.caulfield@clorox.com

Investor Relations

Landon Dunn (510) 271-7256, landon.dunn@clorox.com

Steve Austenfeld (510) 271-2270, steve.austenfeld@clorox.com